EXECUTION VERSION

AMENDMENT NO. 1 dated as of May 8, 2023 (this “Amendment”), relating to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 1, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England, TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY, with company number 327184, a company organized under the laws of Ireland, and TEREX AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia, the Lenders (as defined in Article I of the Existing Credit Agreement), the Issuing Banks (as defined in Article I of the Existing Credit Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A.The Borrowers have requested that the Existing Credit Agreement be amended in order to replace the Adjusted LIBO Rate with Term SOFR as provided herein.
B.The Lenders party hereto, constituting all of the Lenders party to the Existing Credit Agreement, are willing to so amend the Existing Credit Agreement, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.
C.Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 2. Amendment to Credit Agreement.
(a) Effective as of the Amendment No. 1 Effective Date (as defined below), each of the Existing Credit Agreement and Exhibit C to the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text or double-underlined text) as set forth in the pages thereof attached as Exhibits A and B hereto, respectively (the Existing Credit Agreement as so amended, the “Amended Credit

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Agreement”). As used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Amendment No. 1 Effective Date, mean or refer to the Amended Credit Agreement. As used in any other Loan Document, from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in such Loan Documents shall, unless the context otherwise requires, mean or refer to the Amended Credit Agreement.
(b) Notwithstanding anything to the contrary contained in the Amended Credit Agreement, (i) each Eurocurrency Loan (as defined in the Existing Credit Agreement) denominated in dollars outstanding on the Amendment No. 1 Effective Date (each, an “Existing LIBO Rate Loan”) shall remain outstanding as such until the expiration of the then-pending Interest Period (as defined in the Existing Credit Agreement) applicable to such Existing LIBO Rate Loan, in accordance with, and subject to all of the terms and conditions of, the Existing Credit Agreement and (ii) interest on each such Existing LIBO Rate Loan shall continue to accrue to, and shall be payable on, each Interest Payment Date applicable thereto until such then-pending Interest Period for such Existing LIBO Rate Loan ends, in each case in accordance with Section 2.06 of the Existing Credit Agreement. From and after the Amendment No. 1 Effective Date, (x) the Borrowers shall not be permitted to request that any Lender fund, and no Lender shall fund, any Eurocurrency Loan denominated in dollars, (y) no Eurocurrency Loan denominated in dollars may be continued as a Eurocurrency Loan and (z) each Existing LIBO Rate Loan may be converted to a Term SOFR Loan or an ABR Loan (each as defined in the Amended Credit Agreement) in accordance with the Amended Credit Agreement.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each of the Lenders that:
(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(b) At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date.
(c) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

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SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Amendment No. 1 Effective Date”):
(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Terex, each Subsidiary Borrower, each Subsidiary Guarantor, and each Lender under the Existing Credit Agreement;
(b) the representations and warranties set forth in Section 3 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect, dated the Amendment No. 1 Effective Date and signed by a President, a Vice President or a Financial Officer of Terex; and
(c) Terex shall have paid to the Administrative Agent all fees and other amounts due and payable by it on or prior to the Amendment No. 1 Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by any Loan Party under any Loan Document.
The Administrative Agent shall notify Terex and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Consent and Reaffirmation. Terex, each other Borrower and each Subsidiary Guarantor hereby (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement, the North Atlantic Guarantee Agreement and each of the other Security Documents to which it is a party continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge and/or grant (in the case of a Grantor (as defined in the Guarantee and Collateral Agreement)) of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations. Without limiting the foregoing, except as expressly provided herein, nothing herein contained shall be construed as a novation of any of the Loan Documents or a substitution or novation of the Obligations or instruments guaranteeing or securing the same, which Loan Documents, Obligations and instruments shall remain and continue in full force and effect.
SECTION 6. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Section 9.11 and Section 9.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), including both paper and electronic counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered

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shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate or analogous capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 8. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
By
/s/Scott Posner
Name: Scott Posner
Title: Senior Vice President

NEW TEREX HOLDINGS UK LIMITED,
by
/s/Scott Posner
Name: Scott Posner
Title: Director

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY,
by
/s/Jon G. Paterson
Name: Jon G. Paterson
Title: Director

[Signature Page to Amendment No. 1]

EXECUTED by TEREX AUSTRALIA PTY LTD ACN 010 671 048 in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:

 /s/Julie A. Beck
Signature of director

JULIE BECK
Name of director (block letters)
) ) ) ) ) ) ) ) ) ) ) )	/s/Scott Posner Signature of company secretary SCOTT POSNER Name of company secretary (block letters)

[Signature Page to Amendment No. 1]

GENIE INDUSTRIES, INC. TEREX SOUTH DAKOTA, INC. TEREX WASHINGTON, INC. TEREX ADVANCE MIXER, INC.,
By
/s/Scott Posner
Name: Scott Posner
Title: Vice President

TEREX USA, LLC,
By
/s/Scott Posner
Name: Scott Posner
Title: Senior Vice President

TEREX UTILITIES, INC.,
By
/s/Scott Posner
Name: Scott Posner
Title: President

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

By
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By
/s/Wesley Cronin
Name: Wesley Cronin
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____BANK OF AMERICA, N.A.________________________________________

By	/s/Brian Lukehart
Name: BRIAN LUKEHART
Title: MANAGING DIRECTOR
For any institution requiring a second signature line:
By
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____BARCLAYS BANK PLC________________________________________

By	/s/Warren Veech III
Name: WARREN VEECH III
Title: VICE PRESIDENT
For any institution requiring a second signature line:
By
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____BNP PARIBAS________________________________________

By	/s/Kirk Hoffman
Name: KIRK HOFFMAN
Title: MANAGING DIRECTOR
For any institution requiring a second signature line:
By	/s/Monica Tilani
Name: MONICA TILANI
Title: DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: ____HSBC BANK USA, N.A. as a lender________________________________________

By	/s/Jack Kelly
Name: JACK KELLY
Title: SENIOR VICE PRESIDENT #23204
For any institution requiring a second signature line:
By
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____HSBC UK BANK PLC______________________________________

By	/s/Jonathan O’Hara
Name: Jonathan O’Hara
Title: Relationship Director
For any institution requiring a second signature line:
By
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____JPMORGAN CHASE BANK, N.A.________________________________________

By	/s/Robert P. Kellas
Name: ROBERT P. KELLAS
Title: EXECUTIVE DIRECTOR
For any institution requiring a second signature line:
By
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____MIZUHO BANK, LTD________________________________________

By	/s/Donna DeMagistris
Name: DONNA DEMAGISTRIS
Title: EXECUTIVE DIRECTOR
For any institution requiring a second signature line:
By
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: _____SANTANDER BANK, N.A.________________________________________

By	/s/Felix Nebrat
Name: FELIX NEBRAT
Title: SENIOR VICE PRESIDENT
For any institution requiring a second signature line:
By
Name:
Title:

EXHIBIT A

See attached.

EXHIBIT B

See attached.